                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                       Date of Report: November 7, 2000

                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                         1-7654                    06-0954158
--------------------------------------------------------------------------------
State of incorporation           (Commission              (IRS Employer
of organization                  File Number)          Identification No.)

200 Nyala Farms Road, Westport, CT                               06880
--------------------------------------------------------------------------------
(Address of principal executive offices)                        Zip Code


Registrant's telephone number including area code:  (203) 221-1005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------

On November 7, 2000, XTRA Corporation issued a corrected press release disclosing certain financial information for the fourth fiscal quarter ended September 30, 2000 because of a minor error on the Condensed Consolidated Statements of Cash Flows. The correct amount for Cash Used for Financing Activities is $36 million and therefore the decrease in Net Debt Outstanding is $64 million.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
                (Millions of dollars, except per share amounts)

                                                         Three Months Ended     Twelve Months Ended
                                                            September 30,          September 30,
                                                         -------------------    -------------------
                                                          2000         1999      2000          1999
                                                         -----        ------    ------         ----
Revenues                                                 $ 119        $ 121      $ 477         $ 464

Operating expenses
  Depreciation on rental equipment                          38           38        151           152
  Rental equipment lease financing expense                   3            1          9             1
  Rental equipment operating expense                        26           27        107           107
  Selling and administrative expense                        11           12         46            50
  Revenue equipment writedown                                -            -          -            25
  Restructuring costs                                        -            -          -            13
                                                         -----        -----      -----         -----
                                                            78           78        313           348
                                                         -----        -----      -----         -----
     Operating income                                       41           43        164           116
Interest expense                                            15           15         58            58
Foreign exchange (gain) loss                                 -            -          1            (1)
                                                         -----        -----      -----         -----
   Income from operations before provision
   for income taxes and unusual item                        26           28        105            59
Unusual item: costs related to terminated merger             -            -          -             1
                                                         -----        -----      -----         -----
     Pretax income                                          26           28        105            58
Provision for income taxes                                  10           11         42            23
                                                         -----        -----      -----         -----
Net income                                               $  16        $  17      $  63         $  35
                                                         =====        =====      =====         =====

Basic earnings per common share                          $1.31        $1.28      $5.21         $2.49
Basic common shares outstanding (in millions)             12.0         13.0       12.2          13.9

Diluted earnings per common share                        $1.31        $1.28      $5.20         $2.49
Diluted common shares outstanding (in millions)           12.0         13.0       12.2          13.9

Certain amounts in the prior year financial statements have been reclassified to be consistent with the current year's presentation.

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                         September 30,        September 30,
                                             2000                 1999
                                         -------------        -------------
Assets

   Property and Equipment, net             $ 1,432               $ 1,439

   Receivables, net                            116                   118

   Other Assets                                 18                    16
                                           -------               -------
     Total Assets                          $ 1,566               $ 1,573
                                           =======               =======

Liabilities and Stockholders' Equity

Liabilities

   Debt                                    $   788               $   852

   Deferred Income Taxes                       352                   309

   Other Liabilities                            65                    75

Stockholders' Equity                           361                   337
                                           -------               -------

     Total Liabilities & Stockholders'
       Equity                              $ 1,566               $ 1,573
                                           =======               =======

Net Debt Outstanding                       $   786               $   850
                                           =======               =======

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)

                                                         Twelve Months
                                                       Ended September 30,
                                                        2000         1999
                                                        ----         ----
Cash Provided from Operations                          $ 316        $ 275

Cash Used for Investment Activities                     (216)        (215)

Cash Used for Financing Activities                       (36)        (111)
                                                       -----        -----

(Increase)/Decrease in Net Debt Outstanding
  (Debt-Cash)                                          $  64        $ (51)
                                                       =====        =====


Certain amounts in the prior year financial statements have been reclassified to be consistent with the current year's presentation.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                XTRA CORPORATION
                                     -------------------------------------
                                                  (Registrant)



Date:     November 7, 2000                /s/ Michael J. Soja
      ----------------------         -------------------------------------
                                              Michael J. Soja
                                              Vice President and
                                              Chief Financial Officer

                                       6